INCOME TAXES (Details) - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
INCOME TAXES
Income (lOSS) before income taxes	$ (3,576,859)	$ (2,419,652)	$ (4,541,430)
Expected recovery at statutory tax rate	751,140	508,127	953,700
Non-deductible stock-based compensation	(260,896)	(150,604)	(731,381)
Increase in valuation allowance	(490,244)	(357,523)	(222,319)
Provision for Income Taxes	$ 0	$ 0	$ 0